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                                                                   EXHIBIT 10.11

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                      FOR THE TECHNICAL SERVICES AGREEMENT

     This Assignment and Assumption Agreement (this "Agreement") is entered into as of August 31, 2002 by and between Texas Genco, LP, a Texas limited partnership ("Genco LP"), and Reliant Energy, Incorporated, a Texas corporation (the "REI").

     WHEREAS, REI, acting through its Reliant Energy HL&P Division, and Reliant Resources, Inc., a Delaware corporation ("Resources"), are parties to the Technical Services Agreement dated as of December 31, 2000 (the "Technical Services Agreement") (capitalized terms used and not defined herein have the meanings assigned to them in the Technical Services Agreement);

     WHEREAS, pursuant to an Agreement and Plan of Merger dated as of October 19, 2001, among REI, CenterPoint Energy, Inc., a Texas corporation and the ultimate parent of Genco LP ("CenterPoint Energy"), and Reliant Energy MergerCo, Inc., a Texas corporation and an indirect wholly owned subsidiary of CenterPoint Energy ("MergerCo"), MergerCo will be merged with and into REI (the "Merger"), with REI to be the surviving corporation, as a result of which, at the effective time of the Merger each share of common stock, without par value, of REI will be converted into one share of CenterPoint Energy's common stock and REI will become an indirect wholly owned subsidiary of CenterPoint Energy;

     WHEREAS, concurrently with the Merger, REI will (i) distribute the capital stock of all of its subsidiaries, other than certain financing subsidiaries, to CenterPoint Energy (the "Stock Distribution") and (ii) convey the Genco Assets to Genco LP;

     WHEREAS, each of Section 8.2 of the Master Separation Agreement dated as of December 31, 2000 by and between REI and Resources and Section 2.2 of the Texas Genco Option Agreement dated as of December 31, 2000 by and between REI and Resources requires that Genco LP assume the obligations of REI under the Technical Services Agreement, and Section 2.4(c) of the Technical Services Agreement provides that REI may assign its rights under the Technical Services Agreement to Genco LP;

     WHEREAS, Genco LP desires that REI assign its rights under the Technical Services Agreement to Genco LP and that Genco LP assume REI's obligations under the Technical Services Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Assignment. REI hereby assigns and conveys to Genco LP all of its rights and obligations under the Technical Services Agreement.

          2. Assumption. Genco LP hereby expressly, unconditionally and irrevocably (i) assumes the punctual performance and observance of all of the covenants and


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conditions of REI under the Technical Services Agreement and (ii) assumes the rights of REI under the Technical Services Agreement.

          3. Substitution and Release. Genco LP agrees to succeed to and be substituted for REI under the Technical Services Agreement with the same effect as if Genco LP had been named as a party in place of REI in the Technical Services Agreement. Genco LP unconditionally and irrevocably releases REI of all covenants, obligations and liabilities under the Technical Services Agreement.

          4. Covenant To Deliver This Agreement. Genco LP hereby covenants to deliver an executed copy of this Agreement to Resources.


          5. Miscellaneous. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. This Agreement shall inure to the benefit of Resources, Genco LP and REI and their respective successors and assigns, and is entered into by the Genco LP for the express benefit of Resources and REI.


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     IN WITNESS WHEREOF, the undersigned have caused this Assignment and
Assumption Agreement to be executed by its duly authorized officer as of the date first above written.


                                RELIANT ENERGY, INCORPORATED

                                By: /s/ Marc Kilbride
                                   ---------------------------------------
                                   Name: Marc Kilbride
                                   Title: Treasurer



                                TEXAS GENCO, LP
                                BY: TEXAS GENCO GP, LLC, its general partner


                                By: /s/ Rufus Scott
                                   -----------------------------------------
                                   Name: Rufus Scott
                                   Title: Vice President


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